STAR GAS PARTNERS, L.P.,

STAR GAS FINANCE COMPANY,

AND

UNION BANK OF CALIFORNIA, N.A.,

AS TRUSTEE

10¼% Senior Notes due 2013

FIRST SUPPLEMENTAL INDENTURE

Dated as of January 22, 2004

Supplementing that certain Indenture dated as of February 6, 2003

FIRST SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE, dated as of January 22, 2004, between STAR GAS PARTNERS, L.P., a Delaware limited partnership (the “Company”), STAR GAS FINANCE COMPANY, a Delaware corporation (the “Co-Issuer”, together with the Company, the “Issuers”) and UNION BANK OF CALIFORNIA, N.A. (the “Trustee”) as Trustee, supplementing that certain Indenture dated as of February 6, 2003 by and among the Issuers and the Trustee. All capitalized terms contained in this First Supplemental Indenture shall have the same meaning as set forth in the Indenture (as defined below) except as set forth herein.

RECITALS OF THE COMPANY

WHEREAS, the Issuers and the Trustee have entered into the Indenture, providing for the issuance of debt securities;

WHEREAS, on February 6, 2003, the Issuers issued an aggregate principal amount of $200,000,000 of its 10¼% Senior Notes due 2013 (the “Original Notes”) under the Indenture;

WHEREAS, as of the date hereof, for its lawful corporate purposes, the Issuers have created and authorized an additional aggregate principal amount of $35,000,000 10¼% Senior Notes due 2013 (the “Additional Notes”) to be authenticated and delivered pursuant to the Indenture;

WHEREAS, pursuant to Section 9.1 of the Indenture, the Issuers and the Trustee have elected to amend the Indenture without notice to or consent of any Securityholder in order to cure certain ambiguities, omissions, defects and inconsistencies under the Indenture; and

WHEREAS, the Original Notes have been and the Additional Notes are being issued under the Indenture, and are subject to the terms contained therein and this First Supplemental Indenture.

NOW, THEREFORE, for and in consideration of the mutual entry into this First Supplemental Indenture by the parties hereto, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each party hereto, the parties hereto agree for the equal and ratable benefit of all Securityholders as follows:

PREAMBLE

1. Amendment of PREAMBLE. The second paragraph of the preamble to the Indenture is hereby modified and amended in its entirety to read in full as follows:

“Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Securityholders of (i) the Issuers’ 10¼% Senior Notes due 2013, issued on the date hereof (the “Initial Securities”), (ii) if and when issued, an unlimited principal amount of additional 10¼% Senior Notes due 2013 in a non-registered offering or in a registered offering of the Issuers that may be offered from time to time subsequent to the Issue Date (the “Additional Securities” or the

“Additional Notes”) and (iii) if and when issued, the Issuers’ 10¼% Senior Notes due 2013 that may be issued from time to time in exchange for Initial Securities or any Additional Securities in an offer registered under the Securities Act as provided in a Registration Rights Agreement (as hereinafter defined the “Exchange Securities,” and together with the Initial Securities and the Additional Securities, the “Securities” or the “Notes”).”

ARTICLE I

Definitions and Incorporation by Reference

2. Amendment of SECTION 1.1. SECTION 1.1 of the Indenture is hereby modified to add the following defined term:

““Board Resolution” means (i) in the case of the Company, a resolution properly authorized and approved by the board of directors of the general partner of the Company; and (ii) in the case of the Co-Issuer, a resolution properly authorized and approved by the board of directors of the Co-Issuer.”

3. Amendment of SECTION 1.1. SECTION 1.1 of the Indenture is hereby modified to delete the following defined term in its entirety and substituting in lieu thereof the following:

““Registration Rights Agreement” means (i) in the case of the Original Notes, that certain registration rights agreement dated as of February 6, 2003 by and among the Company and the initial purchasers set forth therein; (ii) in the case of the Additional Notes, that certain registration rights agreement dated as of January 22, 2004 by and among the Company and the initial purchaser set forth therein; and (iii) in the case of the issuance of any other Additional Securities, that certain registration rights agreement dated as of and entered into in connection with the issuance of such Additional Securities.”

ARTICLE III

Covenants

4. Amendment of SECTION 3.4(a)(3). SECTION 3.4(a)(3) of the Indenture is hereby modified and amended in its entirety to read in full as follows:

“make any principal payment on, or purchase, defease, repurchase, redeem or otherwise acquire or retire for value, prior to any scheduled maturity, scheduled repayment, scheduled sinking fund payment or other Stated Maturity, any subordinated Indebtedness of the Company, other than any such Indebtedness owed to the Company or a Restricted Subsidiary; or”

5. Amendment of SECTION 3.8(b)(2). SECTION 3.8(b)(2) of the Indenture is hereby modified and amended in its entirety to read in full as follows:

“transactions permitted by Section 3.4 hereof;”

6. GOVERNING LAW. THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE

GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

7. Counterparts. This First Supplemental Indenture may be executed in multiple counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same instrument.

8. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction of this First Supplemental Indenture.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year first above written.

STAR GAS PARTNERS, L.P. By: STAR GAS LLC, its General Partner

By:

Name: Title:

STAR GAS FINANCE COMPANY

By:

Name: Title:

UNION BANK OF CALIFORNIA, N.A. as Trustee

By:

Name: Title:

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